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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.




                                                    Spieker Properties, Inc.
                                                    (Registrant)




Dated:   May 7, 1996                                /s/ Elke Strunka
         -----------                                ----------------------------
                                                    Elke Strunka,
                                                    Vice President
                                                    Principal Accounting Officer
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                                                                  EXHIBIT 10.16

                SEVENTH AMENDMENT TO FIRST AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            SPIEKER PROPERTIES, L.P.




        This Seventh Amendment ("Seventh Amendment") to the First Amended and Restated Agreement of Limited Partnership of Spieker Properties, L.P., a California limited partnership, dated as of February 2, 1995, as subsequently amended (collectively, the "Partnership Agreement"), is executed as of this 20th day of March, 1996, by and among Spieker Properties, Inc., a Maryland corporation, the General Partner of the Partnership, and the undersigned Limited Partners of the Partnership, who constitute a Majority-in-Interest of the Limited Partners as of the date hereof.

        The Partners hereby agree as follows:

1. Capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth in the Partnership Agreement.

2. Notwithstanding anything to the contrary provided in the Partnership Agreement, including, without limitation, Section 9.2(c) thereof, Common Stock that is transferred to employees of the General Partner during 1996 pursuant to the terms of the Partnership Agreement and Employee Stock Incentive Pool of Spieker Properties, L.P. dated November 18, 1993 (the "Stock Pool") and that is subsequently sold by such employees shall not be subject to the restrictions on such Common Stock that were imposed on the transferor immediately prior to such transfer under the Partnership Agreement, including, without limitation, the lien on the Partnership Interests described in Section 12.5 of the Partnership Agreement, provided that the aggregate number of shares of Common Stock released from such restrictions pursuant to this Paragraph 2 shall not exceed 16,000 shares of Common Stock.

3. This Seventh Amendment may be executed in two or more counterparts, each of which shall be deemed originals, and all of which taken together shall constitute one instrument.

4. This Seventh Amendment shall be governed by and construed in conformity with the laws of the State of California.

5. Except as specifically provided herein, the Partnership Agreement shall remain in full force and effect.

6. This Seventh Amendment shall become effective only upon the execution of this Seventh Amendment by the General Partner and a Majority-In-Interest of the Limited Partners.